Exhibit 10.2

FIRST AMENDMENT TO THE

GUESS?, INC.

2006 NON-EMPLOYEE DIRECTORS’

STOCK GRANT AND STOCK OPTION PLAN

(As Amended and Restated Effective September 28, 2007)

WHEREAS, Guess?, Inc. (the “Company”) maintains the Guess?, Inc. 2006 Non-Employee Directors’ Stock Grant and Stock Option Plan (as may be amended, restated and/or modified from time to time, the “Plan”);

WHEREAS, pursuant to Section 6 of the Plan, the Board of Directors of the Company may amend the Plan at any time, subject to certain limitations;

WHEREAS, the Plan and certain forms of agreements related thereto, including the Restricted Stock Agreement (the “Form Agreement”), do not clearly address the issuance of shares in book entry form or other uncertificated means and the rights, if any, the holders of such shares may have under the Plan; and

WHEREAS, the Company wishes to amend the Plan and the Form Agreement to permit the issuance of shares in book entry form and clarify the rights, if any, the holders of such shares have under the Plan;

NOW, THEREFORE, the Form Agreement, in substantially the form attached hereto as Exhibit A, is hereby adopted and approved, effective as of December 17, 2007; and

RESOLVED FURTHER, the Plan is hereby amended, effective as of December 17, 2007, as follows:

SECTION 5

RESTRICTED STOCK GRANTS

1.                                       Subsection 5(c) is amended in its entirety to read as follows:

“Vesting.  Each Restricted Stock Award granted under this Section 8 shall become vested as to 100% of the total number of shares of Common Stock subject thereto upon the first to occur of (i) the first anniversary of the date of grant or (ii) a termination of service on the Board if such Eligible Director has completed a full term of service and he or she does not stand for re-election at the completion of such term. Promptly after the vesting date and satisfaction of all applicable restrictions, the Company shall, as applicable, either remove the notations on any shares issued in book entry form that have met such conditions or deliver to the Participant holding the Award (to the extent that the certificate(s) had not previously been delivered) a certificate or certificates evidencing the number of the shares of Common Stock as to which the restrictions have lapsed. Book entries shall be made, or certificates shall be delivered, as applicable, evidencing vested shares (and any other amounts deliverable in respect thereof shall be delivered and paid) only to the Participant or his or her personal representative, as the case may be.”

SECTION 9

EFFECTIVE DATE AND TERM OF THE PLAN

2.                                       The first paragraph of Section 9 is amended in its entirety to read as follows:

“The Plan was originally approved by the Company’s Board July 30, 1996, was amended and restated effective on May 9, 2006 and subsequently amended on July 11, 2006, and was amended and restated effective September 28, 2007 and subsequently amended hereby on December 17, 2007. Awards granted under this Plan prior to the Restatement Date shall be governed by the provisions of the applicable prior version of this Plan. Awards granted under this Plan on or after the Restatement Date shall be subject to the terms and conditions set forth herein and any applicable amendment hereof.”

SECTION 10

GENERAL PROVISIONS

3.                                       Subsection 10(a) is amended in its entirety to read as follows:

“Representations by Participants.  The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring the shares of Common Stock without a view to distribution or other disposition thereof. Such shares may include any legend or notation, as applicable, that the Company deems appropriate to reflect any restrictions on transfer.”

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment.

GUESS?, INC.
/s/ CARLOS ALBERINI

Name: Carlos Alberini
Title: President and C.O.O.

EXHIBIT A

Form of Restricted Stock Agreement

RESTRICTED STOCK AWARD AGREEMENT
UNDER THE GUESS?, INC.
2006 NON-EMPLOYEE DIRECTORS’ STOCK GRANT AND STOCK OPTION PLAN

This RESTRICTED STOCK AWARD AGREEMENT, dated as of the «DATE» (the “Award Agreement”), is entered into by and between Guess?, Inc., a Delaware corporation (the “Company”), and «FirstOfACCOUNT» (the “Grantee”).

WHEREAS, the Grantee is currently a non-employee director (“Eligible Director”) of the Company and pursuant to the Guess?, Inc. 2006 Non-Employee Directors’ Stock Grant and Stock Option Plan (the “Plan”), and upon the terms and conditions set forth in the Plan and this Award Agreement, the Company grants to the Grantee a restricted stock award (the “Award”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

NOW, THEREFORE, in consideration of services rendered and to be rendered by the Grantee, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties hereto agree as follows:

1.               Grant.  Subject to the terms of the Plan and this Award Agreement, the Company hereby grants to the Grantee, effective as of «GRANT_DATE» (the “Date of Grant”), an Award with respect to an aggregate of «SHARES» restricted shares of the Common Stock, par value $0.01 per share (the “Restricted Stock”).

2.               Vesting.  Subject to 7 below or Section 10 of the Plan, the Award shall become vested as to 100% of the shares of Restricted Stock subject to the Award upon the first to occur of (a) the second anniversary of the Date of Grant or (b) a termination of service on the Board if the Grantee has completed one full term of service and he or she does not stand for re-election at the completion of such term, provided that Grantee has been continuously engaged as an Eligible Director from the Date of Grant through the applicable vesting date.

3.               Continuance of Service Required.  The vesting schedule requires continued service through the applicable vesting date as a condition to the vesting of the rights and benefits under this Agreement.  Partial service, even if substantial, during the vesting period will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of service as provided in Section 7 below or under the Plan, except as otherwise expressly provided in the Plan.

4.               Restrictions on Transfer.    Prior to the time that they have become vested pursuant to Section 2 hereof of Section 10(b) of the Plan, neither the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 5 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily.  The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Company or (b) transfers by will or the laws of descent and distribution.

5.               Voting; Dividends.  After the Date of Grant, the Grantee shall have voting rights and dividend rights with respect to the Restricted Stock subject to the Award.  Any securities or other property receivable in respect of the Restricted Stock as a result of any dividend or other distribution (other than cash dividends), conversion or exchange of or with respect to the shares (“Restricted Property”) will be subject to the restrictions set forth in this Award Agreement and the Plan to the same extent as the shares to which such securities or other property relate and shall be held and accumulated for the benefit of the Grantee, but subject to such risks.  The Grantee’s voting and dividend rights shall terminate immediately as to any shares that are forfeited back to the Company in accordance with Section 7.

6.               Stock Certificates.

(a)          Book Entry Form.  The Company shall, in its discretion, issue the shares of Restricted Stock subject to the Award either (i) in certificate form as provided in Section 6(b) below or (ii) in book entry form, registered in the name of the Grantee with notations regarding the applicable restrictions on transfer imposed under this Award Agreement.

(b)         Certificates to be Held by Company; Legend.  Any certificates representing shares of Restricted Stock that may be delivered to the Grantee by the Company prior to vesting shall be immediately redelivered by the Grantee to the Company to be held by the Company until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder.  Such certificates shall bear the following legend and any other legends the Company may determine to be necessary or advisable to comply with all applicable laws, rules, and regulations: “The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Award Agreement entered into between the registered owner and Guess?, Inc. A copy of such Award Agreement is on file in the office of the Secretary of Guess?, Inc.”

(c)          Delivery of Shares Upon Vesting.  Promptly after the vesting of any shares of Restricted Stock pursuant to Section 2 hereof or Section 10(b) of the Plan, the Company shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form that have vested or deliver to the Grantee a certificate or certificates evidencing the number of shares of Restricted Stock that have vested.  The Grantee (or the beneficiary or personal representative of the Grantee in the event of the Grantee’s death or disability, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.  The shares so delivered shall no longer be restricted shares hereunder.

(d)         Stock Power; Power of Attorney.  Concurrent with the execution and delivery of this Award Agreement, the Grantee shall deliver to the Company an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to the Restricted Stock.  The Grantee, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Award Agreement, the Company and each of its authorized representatives as the Grantee’s attorney(s) in fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Award Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

7.               Effect of a Termination of Service.  If Grantee ceases to be a member of the Board for any reason any shares of Restricted Stock subject to the Award that are not fully vested and free from restriction as of the Grantee’s termination of service shall thereupon be forfeited and returned to the Company.

8.               Notices.  Any notice required or permitted under this Agreement shall be deemed given when personally delivered, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at the address in the records of the Company or such other address as may be designated by Grantee in writing to the Company; or to the Company, Attention: Secretary, 1444 South Alameda Street, Los Angeles, California  90021, or such other address as the Company may designate in writing to the Grantee.

9.               Failure to Enforce Not a Waiver.  The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

10.         Governing Law.  This Agreement shall be governed by and construed according to the laws of the State of Delaware.

11.         Amendments.  This Agreement may be amended or modified at any time by an instrument in writing signed by both parties, subject to Section 9 of the Plan.

12.         No Right to Re-Election.  Neither the grant of the Award nor the execution of this Award Agreement shall interfere in any way with the right of the Company to terminate its relationship with the Grantee at any time.

13.         No Restriction on Right of Company to Effect Corporate Changes.  Neither the grant of the Award, the Plan nor this Award Agreement shall affect or restrict in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.         Entire Agreement.  This Award Agreement and the Plan set forth the entire agreement and understanding between the parties hereto with respect to the matters covered herein, and supersede any prior agreements and understandings concerning such matters.  This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.  The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Award Agreement.  This Award Agreement shall be assumed by, be binding upon and insure to the benefit of any successor or successors to the Company.

15.         Plan.  The Award and all rights of the Grantee under this Award Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference.  The Grantee agrees to be bound by the terms of the Plan and this Award Agreement. The Grantee acknowledges having read and understanding the Plan and this Award Agreement.  Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board so conferred by appropriate action of the Board under the Plan after the date hereof.

16.         Section 83(b) Election.  The Grantee hereby acknowledges that, with respect to the grant of the Restricted Stock, an election may be filed by the Grantee with the Internal Revenue Service, within 30 days, of the Date of Grant, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed currently on the fair market value of the Restricted Stock on the Date of Grant.

THE GRANTEE HEREBY ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE RESPONSIBILITY OF THE COMPANY TO TIMELY FILE AN ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Grantee has hereunto set his or her hand as of the date and year first above written.

GUESS?, INC.,
a Delaware corporation

By:

Print Name: Deborah Siegel

Its: Secretary

GRANTEE

Signature

Print Name

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Guess?, Inc., a Delaware corporation (the “Company”), and the individual named below (the “Individual”), dated as of                                       , the Individual hereby sells, assigns and transfers to the Company an aggregate of                  shares of Common Stock of the Company, standing in the Individual’s name on the books of the Company and, if such shares are in certificate form, represented by stock certificate number(s)                                                                                            to which this instrument is attached, and hereby irrevocably constitutes and appoints                                                                                                             as his or her attorney in fact and agent to transfer such shares on the books of the Company, with full power of substitution in the premises.

Dated	,

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line.  The purpose of the assignment is to enable the Company to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)